UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 18, 2009

SEALY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08738	36-3284147
(State or other jurisdiction	(Commission File Numbers)	(IRS Employer
of incorporation)		Identification No.)

Sealy Drive, One Office Parkway, Trinity, North Carolina 27370
(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02  Results of Operations and Financial Condition.

On June 18, 2009, Sealy Corporation issued a press release announcing selected preliminary information relating to results for the fiscal quarter ended May 31, 2009. The press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)     Exhibits

99.1	Press Release dated June 18, 2009, announcing selected preliminary information relating to results for the fiscal quarter ended May 31, 2009 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEALY CORPORATION

Date: June 18, 2009
/s/ KENNETH L. WALKER
	By:	Kenneth L. Walker
	Its:	Senior Vice President and General Counsel